State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171

Gentlemen:

This is to advice you that G.T. Global Variable Investment Trust ("Company") has established a new series of shares to be known as G.T. Global: Variable Telecommunications Fund. In accordance with the Additional Funds provision in
Section 19 of the Custodian Contract dated February 3, 1993 (the "Contract"), between the Company and State Street Bank and Trust Company, the Company hereby requests that you act as Custodian for the new series under the terms of the Contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning one to the Company and retaining one copy for you records.

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ Peter R. Guarino
    ---------------------------------
    Peter R. Guarino
    Assistant Secretary


Agreed to this 18th day of October, 1993.

STATE STREET BANK AND TRUST COMPANY


By: /s/ Gary E. Enos
    ---------------------------------
    Name:  Gary E. Enos
    Title:  Vice President

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171

Gentlemen:

This is to advice you that G.T. Global Variable Investment Trust ("Company") has established a new series of shares to be known as G.T. Global: Variable Emerging Markets Fund. In accordance with the Additional Funds provision in Section 19 of the Custodian Contract dated February 3, 1993 (the "Contract"), between the Company and State Street Bank and Trust Company, the Company hereby requests that you act as Custodian for the new series under the terms of the Contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning one to the Company and retaining one copy for you records.

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ Peter R. Guarino
    ---------------------------------
    Peter R. Guarino
    Assistant Secretary


Agreed to this 5th day of July, 1993.

STATE STREET BANK AND TRUST COMPANY


By: /s/ Gary E. Enos
    ---------------------------------
    Name:  Gary E. Enos
    Title:  Vice President

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171

Gentlemen:

This is to advice you that G.T. Global Variable Investment Trust ("Company") has established a new series of shares to be known as G.T. Global: Variable Infrastructure Fund. In accordance with the Additional Funds provision in
Section 19 of the Custodian Contract dated February 3, 1993 (the "Contract"), between the Company and State Street Bank and Trust Company, the Company hereby requests that you act as Custodian for the new series under the terms of the Contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning one to the Company and retaining one copy for you records.

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ Peter R. Guarino
    ---------------------------------
    Peter R. Guarino
    Assistant Secretary


Agreed to this 31st day of January, 1995.

STATE STREET BANK AND TRUST COMPANY


By: /s/ Gary E. Enos
    ---------------------------------
    Name:  Gary E. Enos
    Title:  Vice President

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, MA 02171

Gentlemen:

This is to advice you that G.T. Global Variable Investment Trust ("Company") has established a new series of shares to be known as G.T. Global: Variable Natural Resources Fund. In accordance with the Additional Funds provision in Section 19 of the Custodian Contract dated February 3, 1993 (the "Contract"), between the Company and State Street Bank and Trust Company, the Company hereby requests that you act as Custodian for the new series under the terms of the Contract.

Please indicate your acceptance of the foregoing by executing two copies of this Letter Agreement, returning one to the Company and retaining one copy for you records.

G.T. GLOBAL VARIABLE INVESTMENT TRUST


By: /s/ Peter R. Guarino
    ---------------------------------
    Peter R. Guarino
    Assistant Secretary


Agreed to this 31st day of January, 1995.

STATE STREET BANK AND TRUST COMPANY


By: /s/ Gary E. Enos
    ---------------------------------
    Name:  Gary E. Enos
    Title:  Vice President